UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Advaxis, Inc.

(Name of Registrant as Specified in Its Charter)

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Technology Centre of New Jersey
675 US Highway One
North Brunswick, New Jersey 08902

To Our Stockholders:

We are pleased to invite you to attend the Annual Meeting of Stockholders of Advaxis, Inc. to be held on Tuesday, June 1, 2010 at 10:00 a.m., Eastern Daylight Time, at the NASDAQ MarketSite located at 4 Time Square (43rd and Broadway), New York, New York 10036.

The following pages include a formal notice of the meeting, the proxy statement and a copy of our Annual Report on Form 10-K for the fiscal year ended October 31, 2009. The proxy statement describes various matters on the agenda for the meeting. Please read these materials so that you will know what we plan to do at the meeting. It is important that your shares be represented at the Annual Meeting, regardless of whether you plan to attend the meeting in person. Please vote your shares as soon as possible through any of the voting options available to you as described in this proxy statement.

On behalf of management and our Board of Directors, we thank you for your continued support of Advaxis, Inc.

Sincerely,
Thomas A. Moore Chairman and Chief Executive Officer

Advaxis, Inc.
Technology Centre of New Jersey
675 US Highway One
North Brunswick, New Jersey 08902

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Advaxis, Inc. (the “Company”) will be held at the NASDAQ MarketSite located at 4 Time Square (43rd and Broadway), New York, New York 10036, on June 1, 2010, at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following:

1.	To elect five members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.
2.	To ratify and approve the Company’s Amended and Restated 2009 Stock Option Plan.
3.	To ratify the selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2010.
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders owning shares of the Company’s common stock at the close of business on April 23, 2010 are entitled to receive notice of, and to vote at, the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,
Mark J. Rosenblum Chief Financial Officer and Secretary

North Brunswick, New Jersey

April 30, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2010.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL
YEAR ENDED OCTOBER 31, 2009 ARE AVAILABLE AT
WWW.SHAREHOLDERMATERIAL.COM/ADXS.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

ADVAXIS, INC.

i

ADVAXIS, INC.
Technology Centre of New Jersey
675 US Highway One
North Brunswick, New Jersey 08902

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 1, 2010

The enclosed proxy is solicited by the Board of Directors of Advaxis, Inc. (the “Board”) for use at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”). Your vote is very important. For this reason, the Board is requesting that you allow your shares to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. In connection with the solicitation of proxies by the Board, we are mailing this proxy statement, the enclosed proxy card, and our Annual Report on Form 10-K for the fiscal year ended October 31, 2009, which we refer to as fiscal 2009, to all stockholders entitled to vote at the Annual Meeting. These materials were first mailed to stockholders on or about April 30, 2010.

In this proxy statement, terms such as “we,” “us” and “our” refer to Advaxis, Inc., which may also be referred to from time to time as “Advaxis” or the “Company.”

Information About The Annual Meeting

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, June 1, 2010.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the NASDAQ MarketSite located at 4 Time Square (43rd and Broadway), New York, New York 10036. To obtain directions to be able to attend the Annual Meeting and vote in person, contact Mark J. Rosenblum at (732) 545-1590.

What items will be voted on at the Annual Meeting?

There are three matters scheduled for a vote:

•	To elect five members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;
•	To ratify and approve our Amended and Restated 2009 Stock Option Plan (the “2009 Stock Option Plan”); and
•	To ratify the selection of McGladrey & Pullen, LLP as our independent registered public accountants for the fiscal year ending October 31, 2010, which we refer to as fiscal 2010.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

•	“FOR” the election of each of the five nominees named herein to serve on the Board;
•	“FOR” the ratification and approval of our 2009 Stock Option Plan; and
•	“FOR” the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for fiscal 2010.

Information About The Voting

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, April 23, 2010, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 142,781,243 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

•	Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.
•	Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

How do I vote?

You may either vote “FOR” all the nominees to the Board or you may withhold your vote for all nominees or for any nominee you specify. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are fairly simple:

•	Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.
•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.
•	To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•	Beneficial Owner: Shares Registered in the Name of Broker, Bank, Custodian or Other Nominee. If you are a beneficial owner of shares registered in the name of your broker, bank, custodian or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, custodian or other nominee. Follow the instructions from your broker, bank, custodian or other nominee included with these proxy materials, or contact your broker, bank, custodian or other nominee to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date;
•	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 675 US Highway One, North Brunswick, New Jersey 08902, Attention: Mark J. Rosenblum, Chief Financial Officer and Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or
•	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and withheld votes, and, with respect to proposals other than the election of directors, “AGAINST” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal (other than for the election of directors) and will have the same effect as “AGAINST” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by a broker, bank, custodian or other nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, but may vote their clients’ shares on other proposals. Please note that this year the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares. In the event that a broker, bank, custodian or other nominee that is a holder of record of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as broker non-votes. Shares represented by such broker non-votes will, however, be counted in determining whether there is a quorum.

How many votes are needed to approve each proposal?

•	For the election of directors, the five nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.
•	To be approved, Proposal No. 2, the ratification of our 2009 Stock Option Plan and Proposal No. 3, the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for fiscal 2010, must each receive “FOR” votes from the majority of shares present and entitled to vote either in person or by proxy.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On the Record Date, there were 142,781,243 shares outstanding and entitled to vote. Thus, 47,588,989 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date, will be available for inspection at our corporate headquarters located at Technology Centre of New Jersey, 675 US Highway One, North Brunswick, New Jersey 08902 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

Additional Information

Who should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Mark J. Rosenblum, Chief Financial Officer and Secretary, by mail at Advaxis, Inc., Technology Centre of New Jersey, 675 US Highway One, North Brunswick, New Jersey 08902, by Telephone: (732) 545-1590 or by Fax: (732) 545-1084.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our By-laws provide that the number of directors is to be fixed by action of the directors. The Board has recommended for this Annual Meeting that the number of directors be fixed at five and has nominated five persons for election as directors as noted below. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” below.

Unless otherwise instructed, the persons named in the proxy will vote to elect the five nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than five directors.

Biographical Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of January 20, 2010, is set forth below:

Name	Age	Position
Thomas A. Moore	59	Chief Executive Officer and Chairman of the Board
James Patton, MD	51	Director
Roni A. Appel	42	Director
Thomas McKearn, MD, Ph.D.	60	Director
Richard Berman	67	Director

Thomas A. Moore.  Mr. Moore joined our Board as an independent director in September 2006. Effective December 15, 2006, Mr. Moore was appointed our Chairman and Chief Executive Officer. He is currently also a director of MD Offices, an electronic medical records provider, and Opt-e-scrip, Inc., which markets a clinical system to compare multiple drugs in the same patient. He also serves as Chairman of the board of directors of Mayan Pigments, Inc., which has developed and patented Mayan pigment technology. Previously, from June 2002 to June 2004 Mr. Moore was President and Chief Executive Officer of Biopure Corporation, a developer of oxygen therapeutics that are intravenously administered to deliver oxygen to the body’s tissues. From 1996 to November 2000 he was President and Chief Executive Officer of Nelson Communications. Prior to 1996, Mr. Moore had a 23-year career with the Procter & Gamble Company in multiple managerial positions, including President of Health Care Products where he was responsible for prescription and over-the-counter medications worldwide, and Group Vice President of the Procter & Gamble Company. Mr. Moore is a graduate of Princeton University. Mr. Moore’s extensive business, managerial, executive and leadership experience in the healthcare industry make him particularly qualified to serve on our Board.

Mr. Moore is subject to a five year injunction, which came about because of a civil action captioned Securities & Exchange Commission v. Biopure Corp. et al., No. 05-11853-PBS (D. Mass.), filed on September 14, 2005, which alleged that Mr. Moore made and approved misleading public statements about the status of FDA regulatory proceedings concerning a product manufactured by his former employer, Biopure Corp. Mr. Moore vigorously defended the action. On December 11, 2006, the Securities and Exchange Commission (“SEC”) and Mr. Moore jointly sought a continuance of all proceedings based upon a tentative agreement in principle to settle the SEC action. The SEC’s Commissioners approved the terms of the settlement, and the court formally adopted the settlement.

Dr. James Patton.  Dr. Patton has served as a member of the Board since February 2002, as Chairman of the Board from November 2004 until December 31, 2005 and as our Chief Executive Officer from February 2002 to November 2002. Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which provides management services for radiation oncology care to four sites. Dr. Patton has been a trustee of Dundee Wealth US, a mutual fund family since October 2006. In addition, he was the President of Comprehensive Oncology Care, LLC since 1999, a company which owned and operated a cancer treatment facility in Exton, Pennsylvania until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies makes Dr. Patton particularly qualified to serve as our director.

Roni A. Appel.  Mr. Appel has served as a member of the Board since November 2004. He was our President and Chief Executive Officer from January 1, 2006 and Secretary and Chief Financial Officer from November 2004, until he resigned as our Chief Financial Officer on September 7, 2006 and as our President, Chief Executive Officer and Secretary on December 15, 2006. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc. From 1994 to 1998 he was an attorney and completed his MBA at Columbia University. Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

Dr. Thomas McKearn.  Dr. McKearn has served as a member of the Board since July 2002. He brings more than 25 years of experience in the translation of biotechnology science into oncology products. First as one of the founders of Cytogen Corporation, then as an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb and now as the VP of Strategic Medical Affairs at Agennix, Inc. (formerly GPC-Biotech), he has worked at bringing the most innovative laboratory findings into the clinic and through the FDA regulatory process for the benefit of cancer patients who need better ways to cope with their afflictions. Prior to entering the biotechnology industry in 1981, Dr. McKearn received his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania. Dr. McKearn’s experience in managing life science companies, his knowledge of medicine and his commercialization of biotech products particularly qualify him to serve as our director

Richard Berman.  Mr. Berman has served as a member of the Board since September 1, 2005. In the last five years, he served as a professional director and/or officer of about a dozen public and private companies. He is currently Chairman of NexMed, Inc., a public biotech company, and National Investment Managers. Mr. Berman is a director of six public companies: Broadcaster, Inc., Easy Link Services International, Inc., NexMed, Inc., National Investment Managers, Advaxis, Inc., and NeoStem, Inc. Previously, Mr. Berman worked at Goldman Sachs and was Senior Vice President of Bankers Trust Company, where he started the M&A and Leverage Buyout Departments. He is a past Director of the Stern School of Business of New York University, where he earned a B.S. and an M.B.A. He also has law degrees from Boston College and The Hague Academy of International Law. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publically held companies and his directorships in other life science companies qualify him to serve as our director.

The Board recommends that stockholders vote “FOR” electing the five nominees listed above.

CORPORATE GOVERNANCE MATTERS

Board of Directors

The Board held 9 meetings in fiscal 2009. Each director attended 75% or more of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he is a member, if any. We do not have a written policy on board attendance at annual meetings of stockholders and did not hold an annual meeting of stockholders in 2009. We will encourage, but will not require, our directors to attend the Annual Meeting.

The table below describes the Board’s committees.

Committee Name	Members	Number of Meetings in Fiscal 2009	Principal Functions
Audit Committee	R. Berman J. Patton (Chairman)	4	The Audit Committee is responsible for the following:
			• recommending the engagement of auditors to the full Board;
			• reviewing the results of the audit engagement with the independent registered public accounting firm;
			• identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action;
			• reviewing the adequacy, scope, and results of the internal accounting controls and procedures;
			• reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm; and
			• reviewing the auditors’ fees.

Compensation Committee	R. Berman (Chairman) T. McKearn	1	The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants.
Nominating and Corporate Governance	R. Berman (Chairman) T. Moore	0	The functions of the Nominating and Corporate Governance Committee include the following:
			• identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board;
			• advising the Board with respect to matters of board composition, procedures and committees;

Committee Name	Members	Number of Meetings in Fiscal 2009	Principal Functions

   •

developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management; and

• overseeing the annual evaluation of the Board and our management.

Director Independence

In accordance with the disclosure requirements of the SEC, and since the Over-The-Counter Bulletin Board (OTCBB) does not have its own rules for director independence, we have adopted the NASDAQ listing standards for independence effective April 2010. Although we are not presently listed on any national securities exchange, each of our directors, other than Mr. Thomas A. Moore and Mr. Roni Appel, is independent in accordance with the definition set forth in the NASDAQ rules. Each current member of the Audit Committee and Compensation Committee is an independent director under the NASDAQ standards. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

Audit Committee

The Audit Committee of the Board is currently composed of two directors, both of whom satisfy the independence standards for Audit Committee members under the NASDAQ rules (although our securities are not listed on the NASDAQ stock market but are quoted on the OTCBB). The Audit Committee operates under a written charter, which is available to stockholders on our website. For fiscal 2009, the Audit Committee was composed of Mr. Berman and Dr. Patton, with Mr. Berman serving as the Audit Committee’s financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). The Board has determined that the audit committee financial expert is independent as defined in (i) Rule 10A-3(b)(i)(ii) under the Exchange Act and (ii) Rule 5605(c)(2)(A) of the NASDAQ rules (although our securities are not listed on the NASDAQ but are quoted on the OTCBB).

Compensation Committee

The Compensation Committee currently consists of Mr. Berman and Dr. McKearn. The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants. In determining the compensation of our officers, the Compensation Committee receives guidance from the Radford Global Life Sciences Survey that provides compensation information for the region in which we operate (Northeast U.S.) and for companies with less than 50 employees. The Compensation Committee operates under a written charter, which is available to stockholders on our website.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Mr. Berman and Mr. Moore. The Nominating and Corporate Governance Committee operates under a written charter, which is available to stockholders on our website. The Nominating and Corporate Governance Committee did not meet in fiscal 2009.

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. You may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance, Attention: Chairman, Advaxis, Inc., Technology Centre of New Jersey, 675 US Highway One, New Brunswick, New Jersey, 08902. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board, and should include the following information for each person you are recommending or nominating for election as a director:

•	The name, age, business address and residence address of the person;
•	The principal occupation or employment of the person;
•	The number of shares of our common stock which the person owns beneficially or of record; and
•	Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, your notice must include the following information about you:

•	Your name and record address;
•	The number of shares of our common stock that you own beneficially or of record;
•	A description of all arrangements or understandings between you and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;
•	A representation that you intend to appear in person or by proxy at the annual meeting to nominate the person or persons named in your notice; and
•	Any other information about you that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

The notice must include written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by the Board or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to the Board (including incumbent directors) will enhance the Board’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board and the needs of the Board as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics which may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

While we do not have a formal diversity policy for Board membership, we will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Board Leadership Structure

Thomas A. Moore has been the Chairman of the Board and our Chief Executive Officer since December 15, 2006. We believe that having one person, particularly Mr. Moore with his wealth of industry and executive management experience, his extensive knowledge of the operations of our and his own history of innovation and strategic thinking, serve as both Chief Executive Officer and Chairman is the best leadership structure for us because it demonstrates to our employees, customers and stockholders that we are under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. This unity of leadership promotes strategy development and execution, timely decision-making and effective management of our resources. We do not have a lead independent director. We believe that we are well-served by this structure.

As described above, three of our five directors are independent. In addition, all of the directors on each of the Audit Committee and Compensation Committee, and one of the two directors on the Nominating and Corporate Governance Committee, are independent directors. The committee chairs set the agendas for their committees and report to the full Board on their work. All of our independent directors are highly accomplished and experienced business people in their respective fields, who have demonstrated leadership in significant enterprises and are familiar with board processes. Our independent directors bring experience, oversight and expertise from outside the Company and industry, while our Chairman and Chief Executive Officer and Mr. Appel bring company-specific experience and expertise.

Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Chairman and Chief Executive Officer’s extensive knowledge of us uniquely qualifies him to lead the Board in assessing risks. The Board believes that its work and the work of the Chairman and Chief Executive Officer, enables the Board to effectively oversee our risk management function.

Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.
Technology Centre of New Jersey
675 US Highway One
North Brunswick, New Jersey 08902
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms received by us during fiscal 2009 and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year, was a director, executive officer or beneficial owner of more than ten percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

On September 22, 2008, we entered into a note purchase agreement with our Chief Executive Officer, Thomas A. Moore, pursuant to which we agreed to sell to Mr. Moore, from time to time, promissory notes (“Moore Notes”). On June 15, 2009, we amended the terms of the Moore Notes to increase the amounts available from $800,000 to $950,000 and to change the maturity date of the Moore Notes from June 15, 2009 to the earlier of January 1, 2010 or our next equity financing resulting in gross proceeds to us of at least $6.0 million. On February 15, 2010 (of which the first installment was made), we agreed to further amend the terms of the Moore Notes such that (i) Mr. Moore may elect, at his option, to receive accumulated interest thereon on or after March 17, 2010 (of which we paid $130,000 in April 2010), (ii) we began to make monthly installment payments of $100,000 on the outstanding principal amount beginning on April 15, 2010; provided, however, that the balance of the principal will be repaid in full on consummation of our next equity financing resulting in gross proceeds to us of at least $6.0 million and (iii) we will retain $200,000 of the repayment amount for investment in our next equity financing.

In connection with our June 2009 senior bridge financing, we entered into a Security Agreement, dated as of June 18, 2009 with the investors in the June 2009 senior bridge financing. The Security Agreement grants the investors a security interest in all of our tangible and intangible assets, as further described on Exhibit A to the Security Agreement. We also entered into a Subordination Agreement, dated as of June 18, 2009 with the investors in the June 2009 bridge financing and Mr. Moore. Pursuant to the Subordination Agreement, Mr. Moore subordinated certain rights to payments under the Moore Notes to the right of payment in full and in cash of all amounts owed to the investors pursuant to the June 2009 senior bridge notes; provided, however, that principal and interest of the Moore Notes may be repaid prior to the full payment of the investors in certain circumstances. As of the date hereof, $150,000 remain outstanding on the June 2009 senior bridge notes.

OWNERSHIP OF SECURITIES

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 23, 2010 of:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.

As used in the table below and elsewhere in this proxy statement, the term beneficial ownership with respect to our common stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our common stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our common stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following April 23, 2010.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 142,781,243 shares of common stock outstanding as of April 23, 2010, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is the Technology Centre of New Jersey, 675 US Highway One, North Brunswick, New Jersey 08902.

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Number of Shares of our Common Stock Beneficially Owned		Percentage of Class Beneficially Owned
Optimus CG II Ltd.	8,276,365	(1)	5.5%
Thomas A. Moore	7,409,034	(2)	5.0%
Roni A. Appel	6,667,891	(3)	4.6%
Richard Berman	1,723,411	(4)	1.2%
Dr. James Patton	3,094,496	(5)	2.2%
Dr. Thomas McKearn	662,720	(6)	*
Dr. John Rothman	2,884,904	(7)	2.0%
Fredrick Cobb**	1,569,320	(8)	1.1%
All Directors and Executive Officers as a Group (7 people)	24,345,109	(9)	15.7%

*	Less than 1%.
**	Mr. Cobb has resigned as an Officer of the Company.
(1)	Represents 669,365 issued shares outstanding and a warrant to purchase 7,607,000 shares of our common stock exercisable within 60 days. The sole stockholder of the holder is Optimus Capital Partners, LLC, d/b/a Optimus Life Sciences Capital Partners, LLC. Voting and dispositive power with respect to these securities is exercised by Terry Peizer, the Managing Director of Optimus Life Sciences Capital Partners, LLC, who acts as investment advisor to the holder. The holder is not a registered broker-dealer or an affiliate of a registered broker-dealer. The address of the principal business office of the holder is Cricket Square, Hutchins Drive, Grand Cayman, KY1-1111 Cayman Islands and the address of the principal business office of Optimus Life Sciences Capital Partners, LLC is 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025.
(2)	Represents 3,425,700 issued shares of our common stock and options to purchase 3,233,334 shares of our common stock exercisable within 60 days. In addition, Mr. Moore owns warrants to purchase 4,889,760 shares of our common stock, limited by a 4.99% beneficial ownership provision in the warrants that would prohibit him from exercising any of such warrants to the extent that upon such exercise he, together with his affiliates, would beneficially own more than 4.99% of the total number of shares of our common stock then issued and outstanding (unless Mr. Moore provides us with 61 days’ notice of the holders waiver of such provisions). In addition, Mr. Moore beneficially owns 750,000 shares of our common stock earned, but not issued.
(3)	Represents 4,130,134 issued shares of our common stock, options to purchase 2,495,757 shares of our common stock exercisable within 60 days and 42,000 shares of our common stock earned but not yet issued.
(4)	Represents 760,624 issued shares of our common stock, options to purchase 566,667 shares of our common stock exercisable within 60 days and 396,120 shares of our common stock earned but not yet issued.
(5)	Represents 2,820,576 issued shares of our common stock, options to purchase 189,920 shares of our common stock exercisable within 60 days and 84,000 shares earned but not yet issued.
(6)	Represents 179,290 issued shares of our common stock, options to purchase 399,430 shares of our common stock exercisable within 60 days and 84,000 shares of our common stock earned but not yet issued.
(7)	Represents 275,775 issued shares of our common stock, options to purchase 1,393,333 shares of our common stock exercisable within 60 days and 1,215,796 shares of our common stock earned but not yet issued.
(8)	Represents 90,336 issued shares of our common stock, options to purchase 748,958 shares of our common stock exercisable within 60 days and 751,901 shares of our common stock earned but not yet issued.
(9)	Represents an aggregate of 11,682,435 shares of our common stock, options to purchase 9,338,857 shares of our common stock exercisable within 60 days, and 3,323,817 shares of our common stock earned but not yet issued.

Executive Officers

The following table provides information on our executive officers. All the executive officers have been elected to serve until the Board meeting following the next annual meeting of stockholders and until their successors have been elected and qualified, or until their earlier resignation or removal.

Name	Age	Position
Thomas A. Moore	59	Chief Executive Officer and Chairman of the Board
John Rothman, Ph.D.	61	Executive Vice President of Clinical and Scientific Operations
Mark J. Rosenblum	56	Chief Financial Officer, Senior Vice President and Secretary

Thomas A. Moore.  Mr. Moore joined our Board in September 2006, and effective December 15, 2006, Mr. Moore was appointed our Chairman and Chief Executive Officer. His business experience is summarized on page 5 and the employment agreement under which he serves as an officer is summarized on page 14.

John Rothman, Ph.D.  Dr. Rothman joined Advaxis in March 2005 as Vice President of Clinical Development and as of December 12, 2008 he was appointed to Executive Vice President of Clinical and Scientific Operations. From 2002 to 2005, Dr. Rothman was Vice President and Chief Technology Officer of Princeton Technology Partners. Prior to that he was involved in the development of the first interferon at Schering Inc., was director of a variety of clinical development sections at Hoffman LaRoche, and the Senior Director of Clinical Data Management at Roche. While at Roche his work in Kaposi’s sarcoma became the clinical basis for the first filed BLA which involved the treatment of AIDS patients with interferon. Dr. Rothman completed his doctorate at City University of Los Angeles. His employment agreement is summarized on pages 15 and 16.

Mark J. Rosenblum.  Effective as of January 5, 2010, Mr. Rosenblum joined Advaxis as our Chief Financial Officer, Senior Vice President and Secretary. Mr. Rosenblum was the Chief Financial Officer of HemobioTech, Inc., a public company primarily engaged in the commercialization of human blood substitute technology licensed from Texas Tech University, from April 1, 2005 until December 31, 2009. From August 1985 through June 2003, Mr. Rosenblum was employed by Wellman, Inc., a public chemical manufacturing company. Between 1996 and 2003, Mr. Rosenblum was the Chief Accounting Officer, Vice President and Controller at Wellman, Inc. Mr. Rosenblum holds both Masters in Accountancy and a B.S. degree from the University of South Carolina. Mr. Rosenblum is a certified public accountant.

COMPENSATION OF OFFICERS AND DIRECTORS

The following table sets forth the information as to compensation paid to or earned by our Chief Executive Officer and our two other most highly compensated executive officers during the fiscal years ended October 31, 2009 and 2008. These individuals are referred to in this proxy statement as our named executive officers. As none of our named executive officers received non-equity incentive plan compensation or nonqualified deferred compensation earnings during the fiscal years ended October 31, 2009 and 2008, we have omitted those columns from the table.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Award(s)(1) ($)		Option Award(s)(1)	All Other Compensation ($)		Total ($)
Thomas A. Moore, CEO and Chairman	2009	350,000	—	71,250	(2)	115,089	17,582	(3)	553,919
	2008	352,692	—	—		156,364	27,626	(4)	536.682
Dr. John Rothman, Executive VP of Science & Operations	2009	250,000	—	11,550	(5)	82,911	23,797	(6)	368,258
	2008	255,000	55,000	23,378	(5)	25,092	27,862	(6)	386,332

Fredrick D. Cobb, VP Finance	2009	180,000	—	29,167	(7)	55,117	7,685	(6)	271,968
	2008	182,923	40,000	15,585	(8)	19,977	7,136	(6)	265,621

(1)	The amounts shown in this column represent the compensation expense incurred by us for the fiscal year in accordance with FAS 123(R) using the assumptions described under “Share-Based Compensation Expense” in Note 2 to our financial statements included in our annual report on Form 10-K filed with the Securities and Exchange Commission on February 19, 2010.
(2)	Represents 750,000 shares of our common stock granted to him based on the financial raise milestone in his employment agreement valued at the market close price on April 4, 2008.
(3)	Based on our cost of Mr. Moore’s coverage for health care.
(4)	Based on our cost of Mr. Moore’s coverage for health care and interest received for the Moore Notes.
(5)	Represents: (i) $30,000 of base salary paid in shares of our common stock in lieu of cash, based on the average monthly stock price, with the minimum set at $0.20 per share, and (ii) the compensation expense incurred in connection with 150,000 shares earned but not issued in 2009 and 196,339 shares earned, but not issued in 2008.
(6)	Based on our cost of his coverage for health care and the 401K company match he received.
(7)	Represents: (i) $20,000 of base salary paid in shares of our common stock in lieu of cash, based on the daily average closing stock price per month retrospectively to January 1, 2008, and (ii) the compensation expense incurred in connection with 621,008 shares earned, but not issued.
(8)	Represents: (i) $20,000 of base salary paid in shares of our common stock in lieu of cash, based on the average monthly stock price, with the minimum set at $0.20 per share, and (ii) the compensation expense incurred in connection with 130,893 shares earned, but not issued.

Discussion of Summary Compensation Table

We are party to an employment agreement with each of our named executive officers who is presently employed by us. Each employment agreement sets forth the terms of that officer’s employment, including among other things, salary, bonus, non-equity incentive plan and other compensation, and its material terms are described below. In fiscal 2008 and fiscal 2009, we granted stock options to our named executive officers to purchase shares of our common stock and issued stock to our Chief Executive Officer. The material terms of these grants are also described below.

Moore Employment Agreement and Option Agreements.  We are party to an employment agreement with Mr. Moore, dated as of August 21, 2007 (memorializing an oral agreement dated December 15, 2006), that provides that he will serve as our Chairman of the Board and Chief Executive Officer for an initial term of two years. For so long as Mr. Moore is employed by us, Mr. Moore is also entitled to nominate one additional person to serve on the Board. Following the initial term of employment, the agreement was renewed for a one year term, and is automatically renewable for additional successive one year terms, subject to our right and Mr. Moore’s right not to renew the agreement upon at least 90 days’ written notice prior to the expiration of any one year term.

Under the terms of the agreement, Mr. Moore was entitled to receive a base salary of $250,000 per year, subject to increase to $350,000 per year upon our successful raise of at least $4.0 million (which condition was satisfied on November 1, 2007) and subject to annual review for increases by the Board in its sole discretion. The agreement also provides that Mr. Moore is entitled to receive family health insurance at no cost to him. Mr. Moore’s employment agreement does not provide for the payment of a bonus.

In connection with our hiring of Mr. Moore, we agreed to grant Mr. Moore up to 1,500,000 shares of our common stock, of which 750,000 shares were issuable on November 1, 2007 upon our successful raise of $4.0 million and 750,000 shares are issuable upon our successful raise of an additional $6.0 million (which condition was satisfied in January 2010). In addition, on December 15, 2006, we granted Mr. Moore options to purchase 2,400,000 shares of our common stock. Each option is exercisable at $0.143 per share (which was equal to the closing sale price of our common stock on December 15, 2006) and expires on December 15, 2016. The options vest in 24 equal monthly installments. On July 21, 2009, we granted Mr. Moore options to purchase 2,500,000 shares of our common stock. Each option is exercisable at $0.10 per share (which was equal to the closing sale price of our common stock on July 21, 2009) and expires on July 21, 2019. One-third of these options vested on the grant date, and the remaining vest in one-third installments on the first and second anniversary of the grant.

We have also agreed to grant Mr. Moore options to purchase an additional 1,500,000 shares of our common stock if the price of common stock (adjusted for any splits) is equal to or greater than $0.40 for 40 consecutive business days. Pursuant to the terms of his employment agreement, all options will be awarded and vested upon a merger of the Company which is a change of control or a sale of the Company while Mr. Moore is employed. In addition, if Mr. Moore’s employment is terminated by us, Mr. Moore is entitled to receive severance payments equal to one year’s salary at the then current compensation level.

Mr. Moore has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 12 months thereafter under certain circumstances. In addition, Mr. Moore is subject to a non-solicitation provision for 12 months after termination of his employment.

Rothman Employment Agreement and Option Agreements.  We previously entered into an employment agreement with Dr. Rothman, Ph.D., dated as of March 7, 2005, that provided that he would serve as our Vice President of Clinical Development for an initial term of one year. Dr. Rothman’s current salary is $280,000, consisting of $250,000 in cash and $30,000 in stock, payable in our common stock, issued on a semi-annual basis, based on the average closing stock price for such six month period. While the employment agreement has expired and has not been formally renewed in accordance with the agreement, Dr. Rothman remains employed by us and is currently our Executive V.P. of Clinical and Scientific Operations.

In addition, on March 1, 2005, we granted Dr. Rothman options to purchase 360,000 shares of our common stock. Each option is exercisable at $0.287 per share (which was equal to the closing sale price of our common stock on March 1, 2005) and expires on March 1, 2015. All of these options have vested. On March 29, 2006, we granted Dr. Rothman options to purchase 150,000 shares of our common stock. Each option is exercisable at $0.26 per share (which was equal to the closing sale price of our common stock on March 29, 2006) and expires on March 29, 2016. One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments. On February 15, 2007, we granted Dr. Rothman options to purchase 300,000 shares of our common stock. Each option is exercisable at $0.165 per share (which was equal to the closing sale price of our common stock on February 15, 2007) and expires on February 15, 2017. One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments. Pursuant to the terms of the 2005 plan, at least 75% of Dr. Rothman’s options will be vested upon a merger of the Company which is a change of control or a sale of the Company while Dr. Rothman is employed, unless the administrator of the plan otherwise allows for all options to become vested. On July 21, 2009, we granted Mr. Rothman options to purchase 1,750,000 shares of our common stock. Each option is exercisable at $0.10 per share (which was equal to the closing sale price of our common stock on July 21, 2009) and expires on July 21, 2019. One-third of these options vested on the grant date and the remaining vest in one-third installments on the first and second anniversary of the grant.

Dr. Rothman has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 18 months thereafter under certain circumstances. In addition, Dr. Rothman is subject to a non-solicitation provision for 18 months after termination of his employment.

Cobb Employment Agreement and Option Agreements.  We entered into an employment agreement with Mr. Cobb, dated as of February 20, 2006, that provided that he would serve as our Vice President of Finance. Mr. Cobb’s salary in fiscal 2009 was $200,000, consisting of $180,000 in cash and $20,000 in stock, payable in our common stock, issued on a semi-annual basis, based on the average closing stock price for such six month period. Mr. Cobb has resigned as our officer effective November 16, 2009, but has agreed to continue as an employee of ours until May 3, 2010, on a part-time basis in order to assist with the transition of our newly hired Chief Financial Officer. During the transition period, Mr. Cobb will continue to receive the base salary and health care benefits that he was receiving prior to his resignation. Mr. Cobb also received eight weeks of accrued vacation pay and 751,901 shares of common stock that were previously earned but not yet issued. In addition, we agreed to extend the expiration date of all his options that will be vested on his last day as an employee of ours to the date that is five years from his last day of employment (provided that such date is not more than 10 years after the date of grant).

In addition, on February 20, 2006, we granted Mr. Cobb options to purchase 150,000 shares of our common stock. Each option is exercisable at $0.26 per share (which was equal to the closing sale price of our common stock on February 20, 2006) and expires on February 20, 2016. One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments. On September 21, 2006, we granted Mr. Cobb options to purchase 150,000 shares of our common stock. Each option is exercisable at $0.16 per share (which was equal to the closing sale price of our common stock on September 21, 2006) and expires on September 21, 2016. One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments. On February 15, 2007, we granted Mr. Cobb options to purchase 150,000 shares of our common stock. Each option is exercisable at $0.165 per share (which was equal to the closing sale price of our common stock on February 15, 2007) and expires on February 15, 2017. One-fourth of these options vested on the first anniversary of the grant date, and the remaining vest in 12 equal quarterly installments. Pursuant to the terms of the 2005 plan, at least 75% of Mr. Cobb’s options will be vested upon a merger of the Company which is a change of control or a sale of the Company while Mr. Cobb is employed, unless the administrator of the plan otherwise allows for all options to become vested. On July 21, 2009, we granted Mr. Cobb options to purchase 1,000,000 shares of our common stock. Each option is exercisable at $0.10 per share (which was equal to the closing sale price of our common stock on July 21, 2009) and expires on July 21, 2019. One-third of these options vested on the grant date, and the remaining options are to be cancelled and added back to our 2009 Stock Option Plan. We agreed to extend the exercise period of Mr. Cobb’s options to five years from the last full day of his employment.

Mr. Cobb has agreed to refrain from engaging in certain activities that are competitive with us and our business during his employment and for a period of 18 months thereafter under certain circumstances. In addition, Mr. Cobb is subject to a non-solicitation provision for 18 months after termination of his employment.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by our named executive officers at October 31, 2009.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Thomas A. Moore	833,333	1,666,667	(1)	—	0.100	7/21/19	—		—		—	—
	2,400,000	—		—	0.143	12/15/16	750,000	(2)	97,500	(3)	—	—
Dr. John Rothman	583,333	1,166,667	(4)	—	0.100	7/21/19	—		—		—	—
	360,000	—		—	0.287	3/1/15	—		—		—	—
	131,250	18,750	(5)	—	0.260	3/29/16	—		—		—	—
	187,500	131,250	(6)	—	0.165	2/15/17	—		—		—	—
Fredrick D. Cobb	333,333	666,667	(7)	—	0.100	7/21/19	—		—		—	—
	131,250	18,750	(8)	—	0.260	2/20/16	—		—		—	—
	112,500	37,500	(9)	—	0.160	9/21/16	—		—		—	—
	93,750	56,250	(10)	—	0.165	2/15/17	—		—		—	—

(1)	Of these options, approximately 833,333 will become exercisable on each anniversary date of July 21, 2010 and 2011.
(2)	In connection with our hiring of Mr. Moore, we agreed to grant Mr. Moore up to 1,500,000 shares of our common stock, of which 750,000 shares were issued on April 4, 2008 upon our successful raise of $4.0 million and 750,000 shares are issuable upon our successful raise of an additional $6.0 million.
(3)	Based on the closing sale price of $0.13 per share of common stock on October 31, 2009 (the last day of our fiscal year).
(4)	Of these options, approximately 583,333 will become exercisable on each anniversary date of July 21, 2010 and 2011.
(5)	Of these options, 9,375 became exercisable on each of December 29, 2009 and March 29, 2010.
(6)	Of these options, 18,750 became exercisable on each of November 15, 2009 and February 15, 2010 and 18,750 will become exercisable May 15, 2010, August 15, 2010, November 15, 2010 and February 15, 2011.
(7)	Of these options, approximately 333,333 will become exercisable on each anniversary date of July 21, 2010 and 2011.
(8)	Of these options, 9,375 became exercisable on each of November 20, 2009 and February 20, 2010.
(9)	Of these options, 9,375 became exercisable on each of December 21, 2009 and March 21, 2010 and 9,375 will become exercisable June 21, 2010 and September 21, 2010.
(10)	Of these options, 9,375 became exercisable on each of November 15, 2009 and February 15, 2010 and 9,375 will become exercisable May 15, 2010, August 15, 2010, November 15, 2010 and February 15, 2011.

Director Compensation

All of our non-employee directors earn a combination of cash compensation and awards of shares of our common stock. Each non-employee director (other than Mr. Berman) earns 6,000 shares of our common stock per quarter. Additionally, each non-employee director earns $2,000 for each board meeting attended in person and $750 for each telephonic board meeting. In addition, each member of a committee of the Board earns $2,000 per meeting attended in person held on days other than board meeting days and $750 for each telephonic committee meeting. In addition, Mr. Berman, earns $2,000 a month in shares of our common stock based on the average closing price of our common stock for the preceding month. The non-employee director compensation that was earned for the twelve months ended October 31, 2009, was not paid or issued, except for 422,786 shares of our common stock issued to Mr. Berman for the period June 2008 through January 2009. Our employee director does not receive any compensation for his services as a director.

The table below summarizes the compensation that was earned by our non-employee directors for fiscal 2009. As none of our non-employee directors received non-equity incentive plan compensation or nonqualified deferred compensation earnings during fiscal 2009, we have omitted those columns from the table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Option Awards ($)(1)		All other Compensation ($)	Total ($)
Roni A. Appel	$7,500	$1,848	(2)	$12,464	(3)	—	$21,812
Dr. James Patton	11,250	1,848	(2)	12,464	(3)	—	25,562
Dr. Thomas McKearn	10,500	1,848	(2)	23,518	(4)	—	35,866
Richard Berman	3,750	31,840	(5)	21,972	(6)	—	57,563

(1)	The amounts shown in this column represents the compensation expense incurred by us for fiscal 2009 in accordance with FAS 123(R) using the assumptions described under “Share — Based Compensation Expense” in Note 2 to our financial statements included elsewhere in this 10-K.
(2)	Represents 6,000 shares a quarter earned (but not paid or issued) if the member attends at least 75% of the meetings annually.
(3)	Based on the vesting of 350,000 options of our common stock granted on July 21, 2009 at a market price of $0.10 share. Vests at a rate of one-third on the anniversary date of grant and one-third over the next two years at a fair value of $0.09 share value (Black Scholes Model) at grant date.
(4)	Based on the vesting of 500,000 options of our common stock granted on July 21, 2009 at a market price of $0.10 share. Vests at a rate of one-third on the anniversary date of grant and one-third over the next two years at a fair value of $0.09 share value (Black Scholes Model) at grant date. Based on the vesting of 150,000 options of our common stock granted on March 29, 2006 at a market price of $0.261 share. Vests quarterly over a three year period at a fair value of $0.1434 share value Black Scholes Model at grant date.
(5)	Based on the average monthly closing prices of our common stock for the $2,000 monthly compensation. The total shares earned but not issued in fiscal 2009 was 325,765.
(6)	Based on the vesting of 500,000 options of our common stock granted on July 23, 2009 at a market price of $0.10 share. Vests at a rate of one-third on the anniversary date of grant and one-third over the next two years at a fair value of $0.09 share value (Black Scholes Model) at grant date. Based on the vesting of 400,000 options of our common stock granted at $0.287 per share on February 1, 2005. These options vested quarterly over the next four years.

2004 Stock Option Plan

In November 2004, the Board adopted and stockholders approved the 2004 Stock Option Plan (“2004 Plan”). The 2004 Plan provides for the grant of options to purchase up to 2,381,525 shares of our common stock to employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued, in addition to employees, to non-employee directors, and consultants.

The 2004 Plan is administered by “disinterested members” of the Board or the Compensation Committee, who determine, among other things, the individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of the common stock subject to a non-qualified option may be established by the Board, but shall not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

No stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise the option to the extent vested at termination, unless otherwise determined by the Board. Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination. No similar limitation applies to non-qualified options.

We must grant options under the 2004 Plan within ten years from the effective date of the 2004 Plan. The effective date of the Plan was November 12, 2004. Subject to a number of exceptions, holders of incentive stock options granted under the Plan cannot exercise these options more than ten years from the date of grant. Options granted under the 2004 Plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the 2004 Plan.

2005 Stock Option Plan

In June 2006, the Board adopted and stockholders approved on June 6, 2006, the 2005 Stock Option Plan (“2005 Plan”).

The 2005 Plan provides for the grant of options to purchase up to 5,600,000 shares of our common stock to employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the Federal tax laws. Incentive stock options may be granted only to our employees, while non-qualified options may be issued to non-employee directors, consultants and others, as well as to our employees.

The 2005 Plan is administered by “disinterested members” of the Board or the Compensation Committee, who determine, among other things, the individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of shares of common stock issuable upon the exercise of each option and the option exercise price.

Subject to a number of exceptions, the exercise price per share of common stock subject to an incentive option may not be less than the fair market value per share of common stock on the date the option is granted. The per share exercise price of the common stock subject to a non-qualified option may be established by the Board, but shall not, however, be less than 85% of the fair market value per share of common stock on the date the option is granted. The aggregate fair market value of common stock for which any person may be granted incentive stock options which first become exercisable in any calendar year may not exceed $100,000 on the date of grant.

Except when agreed to by the Board or the administrator of the 2005 Plan, no stock option may be transferred by an optionee other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, the option will be exercisable only by the optionee. In the event of termination of employment or engagement other than by death or disability, the optionee will have no more than three months after such termination during which the optionee shall be entitled to exercise the option, unless otherwise determined by the Board. Upon termination of employment or engagement of an optionee by reason of death or permanent and total disability, the optionee’s options remain exercisable for one year to the extent the options were exercisable on the date of such termination. No similar limitation applies to non-qualified options.

We must grant options under the 2005 Plan within ten years from the effective date of the 2005 Plan. The effective date of the Plan was January 1, 2005. Subject to a number of exceptions, holders of incentive stock options granted under the 2005 Plan cannot exercise these options more than ten years from the date of grant. Options granted under the 2005 Plan generally provide for the payment of the exercise price in cash and may provide for the payment of the exercise price by delivery to us of shares of common stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of these methods. Therefore, if it is provided in an optionee’s options, the optionee may be able to tender shares of common stock to purchase additional shares of common stock and may theoretically exercise all of his stock options with no additional investment other than the purchase of his original shares.

Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by us become available again for issuance under the 2005 Plan.

2009 Stock Option Plan

For a discussion of our 2009 Stock Option Plan please see the section entitled “Proposal No. 2 Ratification and Approval of our Amended and Restated 2009 Stock Option Plan” beginning on page 21 of this proxy statement.

Equity Compensation Plan Information

The following table provides information regarding the status of our existing equity compensation plans at October 31, 2009:

Plan category	Number of shares of common stock to be issued on exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the previous columns)
Equity compensation plans approved by security holders	7,680,192		$0.22	301,333
Equity compensation plans not approved by security holders	10,651,399	(1)	$0.10	3,350,000	(2)
Total	18,331,591		$0.16	3,651,333

(1)	This amount includes 10,150,000 shares of common stock issuable upon the exercise of options granted under the 2009 Stock Option Plan. The number of shares of common stock issuable upon the exercise of outstanding options, warrants and rights, exclusive of any options granted under the 2009 Stock Option Plan, is 501,399.
(2)	This amount represents all such shares that are available for future issuance under the 2009 Stock Option Plan. We have no other securities available for issuance under any other equity compensation plan not approved by security holders.

PROPOSAL NO. 2

RATIFICATION AND APPROVAL OF OUR AMENDED AND
RESTATED 2009 STOCK OPTION PLAN

Background and Purpose

The Board adopted the Advaxis, Inc. 2009 Stock Option Plan (the “2009 Plan”), effective July 21, 2009. On April 23, 2010, the Board amended and restated the 2009 Plan (referred to now as the “Advaxis, Inc. Amended and Restated 2009 Stock Option Plan” or for purposes of this proposal the “Plan”) to both increase the number of options issuable under the Plan and the number of options that may be issued to any one individual thereunder, and recommended that such changes be submitted to our stockholders for their approval at the next annual meeting. As of October 31, 2009, options to purchase 10,150,000 shares of our common stock have been granted under the Plan. Stockholder approval of the Plan is required (i) to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as described below, (ii) for the 2009 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Exchange Act, (iii) to comply with the incentive stock options rules under Section 422 of the Code, and (iv) for purposes of complying with the stockholder approval requirements for the listing of shares on a national securities exchange.

The purpose of the Plan is to assist us and our subsidiaries and other designated affiliates (the “related entities”) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors consultants and other persons who provide services to us or our related entities, by enabling such persons to acquire or increase a proprietary interest in us in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value.

In furtherance of this purpose, the Plan authorizes, among other things, (a) the granting of incentive or nonqualified stock options to purchase shares of our common stock (collectively, “Options”) to persons selected by the administrators of the Plan from the class of all regular employees of ours, including officers who are regular employees and directors, (b) the provision of loans for the purposes of financing the exercise of Options and the amount of taxes payable in connection therewith, and (c) the use of already owned common stock as payment of the exercise price for Options granted under the Plan.

The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety which is set forth as Annex A to this proxy statement.

Administration

The Plan is to be administered by the Compensation Committee of the Board; provided, however, that except as otherwise expressly provided in the Plan, the Board may exercise any power or authority granted to the Compensation Committee under the Plan. Subject to the terms of the Plan, the Compensation Committee is authorized to select eligible persons to receive Options, determine the type, number and other terms and conditions of, and all other matters relating to, Options, prescribe Option agreements (which need not be identical for each participant), and the rules and regulations for the administration of the Plan, construe and interpret the Plan and Option agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Compensation Committee may deem necessary or advisable for the administration of the Plan.

Shares Available for Options

An aggregate of 20,000,000 shares of our common stock (subject to adjustment described below) are reserved for issuance upon the exercise of Options granted under the Plan. The maximum number of shares of common stock to which Options may be granted to any one individual under the Plan is 6,000,000 (subject to adjustment described below). The shares acquired upon exercise of Options granted under the Plan will be authorized and issued shares of our common stock. Our stockholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Plan. If any Option granted under the Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the Plan.

The Compensation Committee is authorized to adjust the limitations described in the preceding paragraph and is authorized to adjust outstanding Options (including adjustments to exercise prices and other affected terms) in the event that a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate. The Compensation Committee is also authorized to adjust performance conditions and other terms of Options (if any) in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the Plan are the officers, directors, employees, consultants and other persons who provide services to us or any related entity. An employee on leave of absence may still be considered an employee of ours or a related entity for purposes of eligibility for participation in the Plan.

Certain Terms and Conditions

All Options granted under the Plan must be evidenced by a written agreement between us and the grantee. The agreement will contain such terms and conditions as the Compensation Committee shall prescribe, consistent with the Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

For any Option granted under the Plan, the exercise price per share of common stock may be any price determined by the Compensation Committee; however, the exercise price per share of any incentive stock option may not be less than the fair market value of the common stock on the date such incentive stock option is granted. For purposes of the Plan, the “fair market value” on any date of reference is deemed to be the closing price of common stock on the business day immediately preceding such date, unless the Compensation Committee in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of common stock on any business day is (i) if our common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if our common stock is quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days.

The Compensation Committee may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the Compensation Committee (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their fair market value on the date the Option is exercised. The Plan also authorizes us to lend money to an optionee, guarantee a loan to an optionee, or otherwise assist an optionee to obtain the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any tax liability of the optionee attributable to such exercise. If the exercise price is paid in whole or part with the optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of our principal lender or such other rate as the Compensation Committee, as the case may be, shall determine, and (iv) contain such other terms as the Compensation Committee in its sole discretion shall reasonably require.

No incentive stock option, and unless the prior written consent of the Compensation Committee is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee.

The expiration date of an Option under the Plan will be determined by the Compensation Committee at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the Compensation Committee. The Compensation Committee may in its sole discretion accelerate the date on which any Option may be exercised. Each outstanding Option granted under the Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in our control, certain mergers and reorganizations, and certain dispositions of substantially all our assets.

Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the Plan shall automatically be terminated (a) three months after the date on which the optionee’s employment is terminated for any reason other than (i) cause (as defined in the Plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee’s employment for cause; (c) one year after the date on which the optionee’s employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the optionee’s employment is terminated by reason of optionee’s death, or if later, three months after the date of Optionee’s death if death occurs during the one year period following the termination of the Optionee’s employment by reason of mental or physical disability.

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the Plan or the Compensation Committee’s authority to grant Options without further stockholder approval, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the Plan which might increase the cost of the Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board, the Plan will terminate at the earliest of (a) such time as no shares of common stock remain available for issuance under the Plan, (b) termination of the Plan by our Board, or (c) the tenth anniversary of the effective date of the Plan. Options outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of awards

The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the Plan an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of ours or a related entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Incentive Stock Options

The Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code (“ISOs”). Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”) the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Section 162 Limitations

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as “performance based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Options granted to employees under the Plan whom the Compensation Committee expects to be covered employees at the time a deduction arises in connection with such Options, may, if and to the extent so intended by the Compensation Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such Options would not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that Options under the Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m).

Section 409A

Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans,” including new rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income. Some of the Options to be granted under this Plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, discounted stock options. We intend that any Option agreement that will govern awards subject to Section 409A will comply with these new rules.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Previous Equity Grants under the Plan

The following table provides information about all previous equity grants under the 2009 Plan since it was adopted by the Board. Future equity grants to the individuals and groups identified below are not determinable at this time. The information is provided as of April 23, 2009.

Name and Position or Identity of Group	Market Value ($)(1)	Number of Units
Thomas A. Moore, CEO and Chairman	450,000	2,500,000
Dr. John Rothman, Executive VP of Science & Operations	315,000	1,750,000
Fredrick D. Cobb, former VP Finance	180,000	1,000,000
All Current Executive Officers	945,000	5,250,000
All Current Directors who are not Executive Officers	306,000	1,700,000
All Employees (Including Officers who are not Executive Officers)	531,000	2,850,000

(1)	Calculated using the closing price of our common stock on April 23, 2010.

The Board recommends that stockholders vote “FOR” the Advaxis, Inc. Amended and Restated 2009 Stock Option Plan.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually considers and selects our independent registered public accountants. The Audit Committee has selected McGladrey & Pullen, LLP to act as our independent registered public accountants for fiscal 2010. McGladrey & Pullen have served as our accountants since October 31, 2007. During the last fiscal year, McGladrey & Pullen was engaged to conduct quarterly reviews of the Company; to conduct an audit of our financial statements for fiscal 2009; and to prepare our federal and state tax returns for fiscal 2009. Representatives of McGladrey & Pullen are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

The persons named in the enclosed proxy will vote to ratify the selection of McGladrey & Pullen as our independent registered public accountants for fiscal 2010, unless otherwise directed by the stockholders. Stockholder ratification of McGladrey & Pullen as our independent registered public accountants is not required by our by-laws, or otherwise. However, we are submitting the selection of McGladrey & Pullen to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of McGladrey & Pullen as our independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of Advaxis and its stockholders.

The Board recommends that stockholders vote “FOR” the ratification of the selection of McGladrey & Pullen, LLP as our independent registered public accountants for fiscal 2010.

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, McGladrey & Pullen, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for fiscal 2009, as filed with the SEC.

This report is submitted by the Audit Committee.

Richard Berman
James Patton

Disclosure of Principal Accountant Fees and Services

McGladrey & Pullen, LLP (“M&P”) have billed or anticipate billing us as follows for the year ended October 31, 2009 and 2008.

The following table sets forth the fees billed by our independent accountants for each of our last two fiscal years for the categories of services indicated.

	Fiscal Year 2009	Fiscal Year 2008
Audit Fees – McGladrey and Pullen LLP	$94,500	$87,704
Audit Related Fees – McGladrey and Pullen LLP	10,000	10,000
Tax Fees – RSM McGladrey, Inc.(1)	13,000	16,622
Total	$117,500	$114,326

(1)	Consists of professional services rendered by a company aligned without principal accountant for tax compliance and tax advice.

Audit Fees:  We recorded fees of $94,500 and $87,704, respectively, in connection with the audit of our financial statements for the fiscal years ended October 31, 2009 and 2008 and the review of our interim financial statements included in our Quarterly Reports on Form 10-Q for the periods ended January 31, April 30, and July 31.

Audit-Related Fees:  We recorded fees of $10,000 in connection with audit-related services for the fiscal years ended October 31, 2009 and 2008, primarily for review of securities registration documents filed with the SEC and for assistance with private placement memorandums and other document reviews.

Tax Fees:  We recorded fees of $13,000 and $16,622 respectively for RSM McGladrey, Inc. to amend and prepare our tax returns. Starting in fiscal year ended October 31, 2008, we engaged RSM McGladrey, Inc. to amend and prepare our 2008 tax returns and amend years 2008 and 2007.

All Other Fees:  No fees were classified outside the recorded Audit and Audit-Related fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

DEADLINE FOR RECEIPT OF 2011 STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2011 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 31, 2010; provided, however, that in the event that we hold our 2011 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2010 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company — sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.
Attn: Corporate Secretary
675 US Highway One
North Brunswick, New Jersey 08902

Stockholder proposals to be presented at the 2011 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2011 annual meeting of stockholders, must be received in writing at our corporate offices no later than March 16, 2011 (45 days before the one-year anniversary of the date this proxy statement is being mailed to you).

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Mark J. Rosenblum, Chief Financial Officer and Secretary, Advaxis, Inc., Technology Centre of New Jersey, 675 US Highway One, North Brunswick, New Jersey 08902, or by calling (732) 545-1590. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

ANNEX A

ADVAXIS, INC.

AMENDED AND RESTATED

2009 STOCK OPTION PLAN

1. Purpose.  The purpose of this Advaxis, Inc. Amended and Restated 2009 Stock Option Plan is to advance the interests of Advaxis, Inc., a Delaware corporation (the “Company”), and its Related Entities by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Related Entities, and upon whose efforts and judgment the success of the Company and its Related Entities is largely dependent, through the encouragement of stock ownership in the Company by such persons.

2. Definitions.  As used herein, the following terms shall have the meanings indicated:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” shall, with respect to any Optionee, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement, consulting, or other agreement for the performance of services between the Optionee, and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Optionee to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Optionee of his or her employment agreement, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Optionee of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Optionee of dishonesty or bad faith with respect to the Company (or a Related Entity), (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Optionee’s work performance, or (vi) the commission by the Optionee of any act, misdemeanor, or crime reflecting unfavorably upon the Optionee or the Company or any Related Entity. The good faith determination by the Committee of whether the Optionee’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”.

(e) “Common Stock” shall mean the Company’s common stock, par value $.001 per share.

(f) “Company” shall mean Advaxis, Inc., a Delaware corporation and its successors or assigns.

(g) “Consultant” shall mean any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(h) “Continuous Service” shall mean the continuous service to the Company or any Related Entity, without interruption or termination, in any capacity of Employee, Director or Consultant. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence (including, without limitation, sick leave, military leave, or any other authorized personal leave), (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or any Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement).

(i) “Director” shall mean a member of the Board or the board of directors of any Related Entity.

(j) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(k) “Effective Date” shall mean the original effective date of the Plan, which is July 21, 2009. The effective date of the Plan, as amended and restated herein, is April 23, 2010.

(l) “Employee” shall mean any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a Director’s normal compensation and fee (as applicable to all Directors or Committee members, as the case may be) by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(m) “Fair Market Value” of a Share on any date of reference shall mean the “Closing Price” (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), the Over-The-Counter Bulletin Board or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined by the Committee in a fair and uniform manner.

(n) “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

(o) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of Nasdaq Stock Market.

(p) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(q) “Option” (when capitalized) shall mean any option granted under this Plan.

(r) “Option Agreement” shall mean the agreement between the Company and the Optionee for the grant of an option.

(s) “Optionee” shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(t) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(u) “Plan” shall mean this Advaxis, Inc. Amended and Restated 2009 Stock Option Plan, as may be amended from time to time.

(v) “Related Entity” shall mean any Subsidiary, and any business, corporation, partnership, limited liability company or other entity in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(w) “Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(x) “Share” shall mean a share of Common Stock.

(y) “Subsidiary” shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

3. Shares Available for Option Grants.  The Committee may grant to Optionees from time to time Options to purchase an aggregate of up to 20,000,000 Shares from the Company’s authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

4. Incentive and Non-Qualified Options.

(a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee at the time of grant of the Option and the Option Agreement relating to the Option shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the Effective Date. Incentive Stock Options may not be granted to any person who is not an Employee of the Company or a Related Entity.

(b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent corporation or subsidiary corporation, as those terms are defined in Sections 424(e) and (f) of the Code, respectively, exceeds $100,000.

5. Conditions for Grant of Options.

(a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons who are selected by the Committee from the class of all Employees, Directors and Consultants of the Company or any Related Entity.

(b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or any Related Entities and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Related Entities with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the Continuous Service or continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

(c) The Options granted to Optionees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their Continuous Service with the Company or its Related Entities. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continuance of any Continuous Service by the Company or its Related Entities.

(d) The Committee shall have the discretion to grant Options that are exercisable for unvested Shares. Should the Optionee’s Continuous Service cease while holding such unvested Shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested Shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Option Agreement for the relevant Option.

(e) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively) at the date of grant) unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

(f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 6,000,000, subject to adjustment as provided in Section 10 hereof.

6. Exercise Price.  The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, however, that in no event shall the exercise price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

7. Exercise of Options.

(a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or Related Entity employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee and may in the discretion of the Committee consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Committee determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a “cashless exercise” procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee’s tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised.

(c) The Committee in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise; provided that such loan, loan guaranty, or assistance in obtaining a loan is not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law. If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company’s principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall reasonably require.

(d) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in Section 10 hereof.

8. Exercisability of Options.  Any Option shall become exercisable in such amounts, at such intervals and upon such terms and/or conditions as the Committee shall provide in the Option Agreement for that Option, except as otherwise provided in this Section 8:

(a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b) The Option Agreement relating to any Option may provide that the Option shall become immediately fully exercisable in the event of a “Change in Control” and/or shall become fully exercisable in the event that the Committee exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (as defined in Rule 13d-3 under the Securities Exchange Act), of fifty percent (50%) or more of either (A) the value of the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company; (x) any acquisition by the Company; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, fifty percent

(50%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iii) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(c) The Committee may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9. Termination of Option Period.

(a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) three months after the date on which the Optionee’s Continuous Service is terminated other than by reason of (A) Cause, (B) a Disability of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

(ii) immediately upon the termination of the Optionee’s Continuous Service for Cause;

(iii) twelve months after the date on which the Optionee’s Continuous Service is terminated by reason of a Disability as determined by a medical doctor satisfactory to the Committee;

(iv) (A) twelve months after the date of termination of the Optionee’s Continuous Service by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof; or

(v) The tenth anniversary of the date of grant of the Option.

(b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which either the Company does not survive or the Shares are exchanged for or converted into securities issued by another entity, unless the successor or acquiring entity, or an affiliate thereof, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) hereof, and (ii) the Committee in its sole discretion may by written notice (“cancellation notice”) cancel, effective upon the consummation of any Business Combination described in Subsection 8(b)(iii) hereof, any Option that remains unexercised on the effective date of that Business Combination. The Committee shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

10. Adjustment of Shares.

(a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in that event, the Committee shall make:

(i) appropriate adjustment in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned; and

(ii) appropriate adjustment in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

(b) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the sole discretion of the Committee, such adjustments become appropriate to preserve benefits under the Plan.

(c) In the event of any proposed sale of all or substantially all of the Company’s assets or any reorganization, merger, consolidation, or other form of corporate transaction in which the Company does not survive, or in which the Shares are exchanged for or converted into securities issued by another entity, the successor or acquiring entity or an affiliate thereof may, with the consent of the Committee, assume each outstanding Option or substitute an equivalent option or right. If the successor or acquiring entity or an affiliate thereof, does not cause such an assumption or substitution of any Option, then that Option shall terminate pursuant to Section 9(d) hereof upon consummation of the sale, merger, consolidation, or other corporate transaction, with or without consideration as determined by the Committee. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that are then exercisable (including any Options that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Options upon the consummation of the transaction.

(d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

(e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

11. Transferability.  No Incentive Stock Option, and unless the prior written consent of the Committee is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee’s lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee, only by the permitted assignee.

In addition, no Shares acquired by an officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

12. Issuance of Shares.

(a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

(b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings as the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

(i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee to be applicable to the issuance and transfer of those Shares.

13. Administration of the Plan.

(a) The Plan shall be administered by the Committee which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act and “outside directors” under Section 162(m) of the Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

(b) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

(c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan.

(d) The determinations of the Committee, and its interpretation and construction of any provision of the Plan or any Option Agreement, shall be final and binding on all persons, unless determined otherwise by the Board.

14. Withholding or Deduction for Taxes.  If at any time specified herein for the making of any issuance or delivery of any Option or Shares to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company or a Related Entity to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

15. Interpretation.

(a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act (“Rule 16b-3”), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

(b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of the Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remaining provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.

(c) This Plan shall be governed by the laws of the State of Delaware, without reference to the conflict of laws rules or principals thereof.

(d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

16. Amendment and Discontinuation of the Plan.  The Committee may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is required by any applicable federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Code) or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

17. Effective Date and Termination Date.  The effective date of the Plan is the Effective Date, and the Plan shall terminate on the 10th anniversary of the Effective Date. This Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption; provided, however, that any Incentive Stock Options granted hereunder, and if but only to the extent otherwise required by law or the rules of any stock exchange or automated quotation system on which the Common Stock may be listed, any Non-Qualified Stock Options granted hereunder, prior to such approval and adoption shall be contingent upon obtaining such approval and adoption.

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

2010 ANNUAL MEETING OF STOCKHOLDERS
ADVAXIS, INC.
June 1, 2010

The undersigned hereby appoints Thomas A. Moore and Mark J. Rosenblum, and either one of them, proxies of and attorneys-in fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2010 Annual Meeting of Stockholders of Advaxis, Inc., to be held at the NASDAQ MarketSite located at 4 Time Square (43rd and Broadway), New York, New York 10036, on June 1, 2010, at 10:00 a.m., on Tuesday, June 1, 2010, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

1. ELECTION OF DIRECTORS. To elect five directors to serve for one year:

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT NOMINEES:** (See instruction at right)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

○ Thomas A. Moore ○ James Patton ○ Roni A. Appel ○ Thomas McKearn ○ Richard Berman

3. RATIFICATION OF ACCOUNTANTS. To ratify the selection of McGladrey & Pullen, LLP as the Company's independent registered public accountants for the fiscal year ending October 31, 2010: ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

Signature of Stockholder

Date ______________________, 2010

Signature of Stockholder

Date ______________________, 2010

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign name by authorized person.